GUEST SUPPLY, INC.
                       and certain other Obligors

            7.06% Series A Senior Note due November 15, 2009

No. AR-2                                  December 3, 1997
$5,000,000                                PPN: 401630 A* 9

    For value received, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation (herein called the "Company"), BRECKENRIDGE-REMY CO., a Delaware corporation, GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation, and GUEST PACKAGING, INC., a New Jersey corporation (collectively, the "Obligors") hereby jointly and severally promise to pay to AUER & Co., or registered assigns, the principal sum of FIVE MILLION DOLLARS ($5,000,000) on November 15, 2009, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.06% per annum from the dale hereof, payable semiannually, on the 15th day of May and November in each year, commencing with the May 15 or November 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.06% or (ii) 2.0% over the rate of interest publicly announced by Chase Manhattan Bank, N.A. (or its successor) from time to time in New York, New York as its "base" or "prime" rate.

    Subject to Section 14.2 of the Note Purchase Agreements, payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Monmouth Junction, New Jersey, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

    This Note is one of a series of joint and several senior notes (together with the other two series of joint and several senior notes issued pursuant thereto, as from time to time amended, restated, supplemented or otherwise modified, herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 3, 1997 (as from time to time amended, restated, supplemented or otherwise modified, herein called the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in the last sentence of Section 6.1 and the representation set forth in Section 6.2 of the Note Purchase Agreements.

    This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

The Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.


THIS NOTE AND THE NOTE PURCHASE AGREEMENTS SHALL BE CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE
APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

GUEST SUPPLY, INC.



By        s/ Paul Xenis
          -------------
Name:     Paul Xenis
Title:    Secretary and Vice President-Finance


BRECKENRIDGE-REMY CO.


By        s/ Paul Xenis
          -------------
Name:     Paul Xenis
Title:    Secretary and Vice President-Finance


GUEST DISTRIBUTION SERVICES, INC.

By        s/ Paul Xenis
          -------------
Name:     Paul Xenis
Title:    Authorized Signatory


GUEST PACKAGING, INC.

By        s/ Paul Xenis
          -------------
Name:     Paul Xenis
Title:    Secretary and Vice President-Finance

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